Exhibit  23.2












               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



We consent to the use of our report on the financial statements of Sportan United Industries as of September 30, 1998 and for the year then ended, included herein, in this Annual Report under Section 13 of 15(d) of the Securities Exchange Act of 1934 on Form 10-KSB and the reference to our Firm under the heading "Experts".


/S/ MANN  FRANKFORT  STEIN  &  LIPP,  P.C.


Houston,  Texas
January  28,  2000


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